                            SCHEDULE 14C INFORMATION
            INFORMATION STATEMENT PURSUANT TO SECTION 14 (c) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                      [X]

Filed by a Party other than the Registrant   [ ]

Check the appropriate box:

[ ] Preliminary Information Statement        [ ] Confidential, for Use of
                                                 Commission Only [as permitted
[X] Definitive Information Statement             by Rule 14a-6(e) (2)]

                         AEGON/TRANSAMERICA SERIES TRUST
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  $125 per Exchange Act Rules 0-11(c) (1) (ii), 14 c-(1) (ii), 14c-5(g).

[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1) Title of each class of securities to which transaction applies:

________________________________________________________________________________

2) Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________

4) Proposed maximum aggregate value of transaction:

________________________________________________________________________________

5) Total fee paid:

________________________________________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

________________________________________________________________________________

2) Form, Schedule or Registration Statement No.:

________________________________________________________________________________

3) Filing Party:

________________________________________________________________________________

4) Date Filed:

________________________________________________________________________________

                  INFORMATION STATEMENT DATED FEBRUARY 23, 2007
                    AEGON/TRANSAMERICA SERIES TRUST ("ATST")
                         ON BEHALF OF ATST MUNDER NET50

                              570 CARILLON PARKWAY
                          ST. PETERSBURG, FLORIDA 33716
                           (TOLL FREE) 1-800-851-9777

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE NOT REQUESTED TO SEND US A PROXY

     This information statement is being furnished to the owners of variable life insurance policies or variable annuity contracts (either of which is commonly referred to as a "Policy" and each owner of a Policy is referred to as a "Policyowner") invested in ATST Munder Net50 (the "Portfolio") to provide information regarding the change in control of Munder Capital Management (formerly Munder Capital Management, "Munder"), the sub-adviser of the Portfolio, which automatically terminated the investment sub-advisory agreement between Transamerica Fund Advisors, Inc. ("TFAI") and Munder pursuant to which Munder managed the Portfolio on a day-to-day basis. Consequently, on behalf of the Portfolio, the Board of Trustees of ATST (referred to herein as the "Board" or "Trustees") approved a new investment sub-advisory agreement (the "Sub-Advisory Agreement") between TFAI and Munder, effective December 29, 2006. A form of the Sub-Advisory Agreement is attached hereto as Exhibit A.

     This information statement is provided in lieu of a proxy statement to Policyowners of record as of December 15, 2006, pursuant to the terms of an exemptive order (the "Order") issued by the U.S. Securities and Exchange Commission on August 5, 1998. The Order permits TFAI to hire new non-affiliated sub-advisers and to make changes to existing sub-advisory agreements (with non-affiliated sub-advisers) with the approval of the Board, including a majority of Trustees who are not parties to the agreement or "interested persons" for regulatory purposes of ATST or the parties to the Sub-Advisory Agreement ("Independent Trustees"), without obtaining shareholder approval. This information statement will be mailed beginning on or about February 28, 2007.

     As a matter of regulatory compliance, you are receiving this information statement, which describes the management structure of the Portfolio and the terms of the Sub-Advisory Agreement as approved by the Trustees.

     ATST, a series mutual fund consisting of several separate investment portfolios, is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), and is organized as a Delaware statutory trust. The principal executive office of ATST is located at 570 Carillon Parkway, St. Petersburg, Florida 33716. Shares of the ATST portfolios (including the Portfolio) are not offered directly to the public but are sold only to insurance companies and their separate accounts as the underlying investment medium for variable life insurance policies or variable annuity contracts.

                               GENERAL INFORMATION

     Comerica Incorporated ("Comerica"), the parent company of Munder, entered into an agreement to sell its controlling ownership interest in Munder to Munder's management team, Crestview Partners, L.P., and Grail Partners LLC, effective December 29, 2006. Under the 1940 Act, the transaction resulted in a change in control of Munder, the sub-adviser of the Portfolio, which caused the sub-advisory agreement dated May 1, 2001 between TFAI and Munder, pursuant to which Munder managed the Portfolio on a day-to-day basis, to terminate automatically. Consequently, a new sub-advisory agreement between TFAI and Munder, the Sub-Advisory Agreement, needed to be executed and approved by the Board in anticipation of the consummation of the transaction.

     The Board has approved the Sub-Advisory Agreement, which has substantially the same terms as the prior sub-advisory agreement between TFAI and Munder, including the services provided and the sub-advisory fee to be paid by TFAI to Munder, except for the date of execution and its term. There has been no change to the investment management team or the investment program of the Portfolio, and none is expected to result from the transaction.

     Section 15 of the 1940 Act generally requires that a majority of the Portfolio's outstanding voting securities approve a sub-advisory agreement. However, pursuant to the Order, TFAI and the Board, on behalf of ATST, may enter into sub-advisory agreements on behalf of certain portfolios without receiving prior shareholder approval. On December 15, 1998, shareholders of ATST authorized TFAI to enter into new sub-advisory agreements without shareholder approval. Therefore, execution and implementation of the Sub-Advisory Agreement does not require shareholder consent.

     It is expected that Munder will pay for the costs associated with preparing and distributing this information statement to the Portfolio's shareholders.

                         DESCRIPTION OF THE TRANSACTION

     On December 29, 2006, the management team of Munder completed its previously announced management-led buyout. Members of Munder's executive management team partnered with private equity firm Crestview Partners, L.P. to acquire Comerica Incorporated's majority ownership interest in the firm (the "Transaction"). As of December 31, 2006, the ownership of Munder was as follows:
Munder employees own 19.1% with an opportunity to grow to approximately 35% within five years; Crestview Partners GP, L.P. and its affiliates own 69.8%; and two other minority interest equity investors own 5.55% each. The Transaction has not resulted in any changes to the portfolio management team for the Portfolio or in the Portfolio's investment objectives and policies.

                             THE INVESTMENT ADVISER

     TFAI serves as the investment adviser to the Portfolio pursuant to an investment advisory agreement (the "Advisory Agreement") dated January 1, 1997, as amended. The Advisory Agreement was initially approved by the Board for a term of two years and remains in effect if approved annually thereafter in accordance with the terms of the 1940 Act. The Advisory Agreement was last approved by the Trustees of the Portfolio, including a majority of the Independent Trustees, on November 7, 2006. The Advisory Agreement was last approved by shareholders on December 16, 1996.

     TFAI is a Florida corporation with its principal offices located at 570 Carillon Parkway, St. Petersburg, Florida 33716. TFAI is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) ("Western Reserve") and AUSA Holding Company (23%) ("AUSA"), both of which are indirect wholly owned subsidiaries of AEGON NV, a Netherlands corporation and publicly traded international insurance group. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company, whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON, NV.

     TFAI's Directors and Principal Executive Officer, together with their principal occupations, are listed in Exhibit B. No Officer or Trustee of ATST (who is not a director of TFAI) owns securities or has any other material direct or indirect interest in TFAI or is a person controlling, controlled by or under common control with TFAI.

                         TERMS OF THE ADVISORY AGREEMENT

     Pursuant to the Advisory Agreement, TFAI is subject to the supervision of the Trustees and, in conformity with the stated policies of ATST, manages the operations of the Portfolio and oversees the composition of the Portfolio, including the purchase, retention and disposition of portfolio securities. TFAI is authorized to enter into sub-advisory agreements for investment advisory services in connection with the management of ATST and each portfolio thereof. TFAI will continue to have responsibility for all investment advisory services furnished pursuant to any such sub-advisory agreement. For its services, TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.90%, expressed as a percentage of the Portfolio's average daily net assets. TFAI has contractually undertaken, until at least April 30, 2007, to waive fees and/or reimburse expenses on behalf of the Portfolio to the extent normal operating expenses exceed, as a percentage of the average daily net assets of the Portfolio, 1.00%, including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, 12b-1 fees, and certain extraordinary charges and expenses. During the Portfolio's most recently completed fiscal year ended December 31, 2006, TFAI received a total of $984,299 for service as the Portfolio's investment adviser. The amount of investment management fees paid to TFAI had the Sub-Advisory Agreement been in place during the Portfolio's most recently completed fiscal year would have been the same.

     TFAI reviews the performance of all sub-advisers, and makes recommendations to the Trustees with respect to the retention and renewal of agreements. In connection therewith, TFAI is obligated to keep certain books and records of ATST. TFAI also administers the business affairs of ATST and, in connection therewith, furnishes ATST with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by Investors Bank & Trust Company, ATST's custodian, and Transamerica Fund Services, Inc., ATST's transfer and dividend disbursing agent. The management services of TFAI for ATST are not exclusive under the terms of the Advisory Agreement, and TFAI is free to, and does, render management services to others.

     In connection with its management of the business affairs of ATST, TFAI bears the following expenses: (a) the salaries and expenses of all TFAI and ATST personnel, except the fees and expenses of the Independent Trustees; (b) all expenses incurred by TFAI or by ATST in connection with managing the ordinary course of ATST's business, other than those assumed by ATST; and (c) the fees payable to a sub-adviser pursuant to the sub-advisory agreement between TFAI and such sub-adviser.

     The Advisory Agreement provides that TFAI will not be liable for any error of judgment or for any loss suffered by the Portfolio in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty. The Advisory Agreement continues in effect for an initial period of no more than two years from the date of execution only so long as such continuance is specifically approved at least annually thereafter in conformity with the 1940 Act. The Advisory Agreement also provides that it will terminate automatically if assigned and may be terminated without penalty by the ATST Trustees, by vote of a majority of the Portfolio's outstanding voting securities (as defined in the 1940 Act) or by TFAI, upon 60 days' written notice to ATST.

     TFAI acts as investment adviser to the following investment companies, in addition to ATST: Transamerica IDEX Mutual Funds and Transamerica Income Shares, Inc.

                     INFORMATION CONCERNING THE SUB-ADVISER

     Munder is located at 480 Pierce Street, Suite 300, Birmingham, Michigan 48009. Munder is a registered investment adviser with assets under management as of December 31, 2006 of approximately $28.3 billion. Exhibit C sets forth certain information concerning the Principal Executive Officers of Munder. No Officer or Trustee of ATST is an Officer, Manager, Managing Member or employee of Munder nor has any other material direct or indirect interest in Munder, nor is a person controlling, controlled by or under common control with Munder. Munder provides investment management and related services to other mutual funds, as well as institutional and high-net-worth investors. Exhibit D sets forth certain information regarding each registered investment company sub-advised by Munder with an investment objective and strategy similar to that of the Portfolio.

                       TERMS OF THE SUB-ADVISORY AGREEMENT

     The following summary of the Sub-Advisory Agreement is qualified in the entirety by reference to the copy of the Sub-Advisory Agreement attached as Exhibit A to this Information Statement.

     The Sub-Advisory Agreement provides that, subject to TFAI's and the Board's supervision, Munder is responsible for managing the investment operations of the Portfolio and for making investment decisions and placing orders to purchase and sell securities for the Portfolio, all in accordance with the investment objective and policies of the Portfolio as reflected in its current prospectus and statement of additional information and as may be adopted from time to time by the Board. In accordance with the requirements of the 1940 Act, Munder also provides TFAI with all books and records relating to the transactions it executes and renders to the Trustees such periodic and special reports as the Board may reasonably request. There will be no change in the advisory fees. Under the Sub-Advisory Agreement, Munder is compensated by TFAI (not the Portfolio) at an annual rate of 0.50% of the Portfolio's average daily net assets. The aggregate amount of the fee that TFAI paid Munder during the last fiscal year of the Portfolio was $548,430. The aggregate amount of investment management fees paid by TFAI had the Sub-Advisory Agreement been in place during the Portfolio's most recently completed fiscal year would have been the same.

     The terms and conditions of the Sub-Advisory Agreement shall remain in full force and effect for a period of two years from the date of execution, and will continue thereafter as long as continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio or by the Board, as well as the approval by a majority of the Independent Trustees, cast in person, at a meeting called for the purpose of voting on such approval. However, the Sub-Advisory Agreement 1) may be terminated at any time on 60 days notice without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolio; 2) will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) or upon the termination of the Portfolio's management agreement with TFAI; and 3) may be terminated at any time by Munder or TFAI on 60 days' written notice to the other party.

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     The Sub-Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, Munder will not be liable for any act or omission in connection with its activities as the sub-adviser for the Portfolio.

                BOARD CONSIDERATION OF THE SUB-ADVISORY AGREEMENT

     At an in person meeting of the Board held on November 7, 2006, at which a majority of the Trustees were in attendance (including a majority of the Independent Trustees), the Board considered and approved the proposed Sub-Advisory Agreement. In reaching their decision, the Trustees requested and obtained from TFAI and Munder such information as the Trustees deemed reasonably necessary to evaluate the Sub-Advisory Agreement. The Trustees also carefully considered the information that they have received throughout the year from TFAI and Munder as part of their regular oversight of the Portfolio and information provided to them about the transaction. In considering the approval of the Sub-Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by ATST counsel and independent legal counsel and their own business judgment, to be relevant. The Trustees based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decision:

     THE NATURE, EXTENT AND QUALITY OF THE SUB-ADVISORY SERVICES TO BE PROVIDED:
The Board considered the nature and quality of the services provided by Munder to the Portfolio in the past, as well as the services expected to be provided in the future. The Board noted that Munder expects that the portfolio management team would remain substantially unchanged after the Transaction. The Board concluded that Munder is capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past, Munder's management capabilities demonstrated with respect to the Portfolio, the financial resources of Munder, the professional qualifications and experience of Munder's portfolio management team, and the Portfolio's investment performance. The Trustees also concluded that Munder proposed to provide investment and related services that were of the same quality and quantity as services provided to the Portfolio in the past, and that those services are appropriate in scope and extent in light of the Portfolio's operations, the competitive landscape of the investment company business, and investor needs, and that Munder's obligations will remain substantially the same. Accordingly, the Trustees, including the Independent Trustees, concluded that, overall, they were satisfied at the present time with the assurances from Munder as to the expected nature, extent and quality of the services to be provided to the Portfolio under the Sub-Advisory Agreement.

     THE INVESTMENT PERFORMANCE OF THE PORTFOLIO: The Board examined both the short-term and longer-term performance of the Portfolio, including relative performance against a peer group of comparable funds underlying variable insurance products as prepared by Lipper Inc. ("Lipper"), for the past one-, two-, three-, and five-year trailing periods ended June 30, 2006. The Trustees noted that Munder generally had achieved competitive investment performance compared to the peer group of comparable funds. The Board also took into consideration that it had concluded in the past that Munder was capable of generating an appropriate level of investment performance, and noted that the portfolio management team was expected to remain unchanged as a result of the transaction. On the basis of the Trustees' assessment of the nature, extent and quality of advisory services to be provided by Munder, the Trustees concluded that Munder is capable of generating a level of investment performance that is appropriate in light of the Portfolio's investment objectives, policies and strategies and competitive with many other investment companies, and also


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determined that Munder's performance record in managing the Portfolio indicate that its continued management is likely to benefit the Portfolio and its Policyowners.

     THE COSTS OF ADVISORY SERVICES TO BE PROVIDED AND THE LEVEL OF
PROFITABILITY: The Board noted that it had carefully considered in the past information regarding TFAI's cost of procuring portfolio management services, as well as the actual or anticipated costs of providing administrative, transfer agency, fund accounting and other services to the Portfolio and to ATST as a whole by TFAI and its affiliates. The Trustees reviewed data from Lipper that compared the Portfolio's management fees (including management fees at different asset levels), other fees and expenses (including total expenses including and excluding 12b-1 distribution and service fees) and portfolio turnover rates against a peer group of comparable funds, and noted that the level of advisory fees payable by the Portfolio would remain unchanged following the transaction. The Trustees noted that the sub-advisory fees are generally competitive within the Portfolio's Lipper expense group and generally lower than average within its expense universe. On the basis of the Board's review of the management fees to be charged by Munder, profitability information (as provided by Munder), Munder's estimated income resulting from its management of the Portfolio, and the estimated margin of Munder, the Board concluded that the level of sub-advisory fees, as well as Munder's profitability, are appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies, and the anticipated profitability of the relationship between the Portfolio and Munder.

     WHETHER FEE LEVELS REFLECT ECONOMIES OF SCALE AND THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS THE PORTFOLIO GROWS: The Board considered the level of assets in the Portfolio and noted that the management fee of the Portfolio does not contain asset-based breakpoints. The Trustees noted that Management had attempted to negotiate sub-advisory fee breakpoints with Munder in order to, in turn, facilitate the inclusion of advisory fee breakpoints, but concluded that, unless the Portfolio's assets grow and economies of scale are realized, it is not economically feasible to include breakpoints. The Board concluded that the Portfolio's management fees, which will remain unchanged as a result of the Transaction, appropriately reflect the Portfolio's current size, the current economic environment for TFAI and Munder, and the competitive nature of the investment company market. The Trustees also concluded that they will have the opportunity in the future to periodically reexamine whether the Portfolio has achieved economies of scale and the appropriateness of management fees payable by TFAI to Munder.

     BENEFITS (SUCH AS SOFT DOLLARS) TO MUNDER FROM ITS RELATIONSHIP WITH THE
PORTFOLIO: The Board concluded that other benefits derived by Munder from its relationship with the Portfolio are reasonable and fair, and are consistent with industry practice and the best interests of the Portfolio and its Policyowners. In this regard, the Board noted that Munder is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and its Policyowners, thus limiting the amount of "soft-dollar" arrangements Munder may engage in with respect to the Portfolio's brokerage transactions. In making this determination, the Board also noted that Munder's policy is to seek best execution for all client accounts.

     OTHER CONSIDERATIONS: The Board determined that Munder had made a substantial commitment to the recruitment and retention of high quality personnel, and maintained the financial, compliance, and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its Policyowners. The Board determined that it does not expect the nature and quality of services that Munder has provided


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under the prior sub-advisory agreement to change under the Sub-Advisory
Agreement. The Board asked, however, that management carefully consider the future of the Portfolio and report back to the Board regarding its status.

     Upon review of the information requested and provided and after consideration of the above factors, and such other factors and information as they deemed relevant, the Trustees, including the Independent Trustees, approved the Sub-Advisory Agreement and the continued appointment of Munder as the Portfolio's sub-adviser.

                              SHAREHOLDER PROPOSALS

     As a general matter, the Portfolio does not hold annual meetings of shareholders. Policyowners wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting should send their written proposal to the Secretary of ATST, 570 Carillon Parkway, St. Petersburg, Florida 33716.

     Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

                                  ANNUAL REPORT

     ATST will furnish, without charge, a copy of its most recent annual report to Policyowners upon request. Any such request should be directed to ATST by calling (800) 851-9777 or by writing ATST at 570 Carillon Parkway, St. Petersburg, Florida 33716.

                             ADDITIONAL INFORMATION

     Service Providers. TFAI, ATST's investment adviser, and Transamerica Fund Services, Inc., its transfer agent and administrator, are both located at 570 Carillon Parkway, St. Petersburg, Florida 33716. ATST's principal underwriter and distributor, AFSG Securities Corporation, is located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-0002.

     Delivery of Certain Documents. As permitted by law, only one copy of this information statement generally is being delivered to Policyowners residing at the same address, unless such Policyowners have notified ATST of their desire to receive multiple copies of the reports, proxy statements and information statements ATST sends. If you would like to receive an additional copy, please contact ATST by calling the number or by writing the address shown on the front of this information statement. ATST will then promptly deliver, upon request, a separate copy of the information statement to any Policyowner residing at an address to which only one copy was mailed. Policyowners wishing to receive separate copies of ATST's shareholder reports, proxy statements and information statements in the future, and Policyowners sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

By Order of the Board of Trustees
Dennis P. Gallagher, Esq.
Senior Vice President, Secretary and General Counsel
AEGON/Transamerica Series Trust
St. Petersburg, Florida

February 23, 2007


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Exhibit A - Sub-Advisory Agreement between Transamerica Fund Advisors, Inc. and
            Munder Capital Management for ATST Munder Net50

Exhibit B - Directors and Principal Executive Officer of Transamerica Fund
            Advisors, Inc.

Exhibit C - Principal Executive Officers of Munder Capital Management

Exhibit D - Other Funds Advised by Munder Capital Management


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

                                    EXHIBIT A

                             SUB-ADVISORY AGREEMENT
                                     BETWEEN
                        TRANSAMERICA FUND ADVISORS, INC.
                                       AND
                            MUNDER CAPITAL MANAGEMENT

     This Agreement is entered into as of December 29, 2006 between Transamerica Fund Advisors, Inc. ("TFAI" or the "Investment Adviser"), a corporation organized and existing under the laws of the State of Florida, and Munder Capital Management, organized and existing under the laws of the State of Delaware (referred to herein as "Munder" or the "Sub-Adviser").

     WHEREAS, the Investment Adviser has entered into an Investment Advisory Agreement dated as of January 1, 1997, as amended (the "Advisory Agreement"), with AEGON/Transamerica Series Trust ("ATST"), a Delaware statutory trust which is registered as an open-end management investment company under the Investment Company Act of 1940 ("1940 Act"), to provide or procure investment advisory services with respect to Munder Net50 (the "Portfolio"), a separate series of ATST; and

     WHEREAS, the Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act"); and

     WHEREAS, the Sub-Adviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Advisers Act; and

     WHEREAS, the Investment Adviser desires to retain the Sub-Adviser as sub-adviser to assist the Investment Adviser in furnishing certain investment advisory services with respect to the Portfolio, and the Sub-Adviser is willing to furnish such services upon the terms and conditions and for the compensation set forth below.

     NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

     1. APPOINTMENT.

     The Investment Adviser hereby appoints the Sub-Adviser as its investment sub-adviser with respect to the Portfolio for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be independent contractor and shall, except as otherwise provided herein, have no authority to act for or represent the Investment Adviser, ATST, or the Portfolio in any way or otherwise be deemed the agent of any of them.

     2. DUTIES AND SERVICES OF THE SUB-ADVISER.

          A. Investment Sub-Advisory Services. Subject to the supervision of ATST's Board of Trustees ("Board") and the Investment Adviser, the Sub-Adviser shall act as the investment sub-adviser to, and shall manage the day-to-day investment program of, the Portfolio in accordance with the Portfolio's investment objective, policies, and restrictions as provided in the ATST Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the "Prospectus"), and such other limitations as directed by the appropriate officers of the Investment Adviser or ATST by notice in writing to the Sub-Adviser. In furtherance of this duty, the Sub-Adviser, on behalf of the Portfolio, is authorized, in its discretion and without prior consultation with the Board or the Investment Adviser, to (without limitation):

          (1) provide investment research and analysis concerning the Portfolio's investments and conduct a continuous investment program to the Portfolio;

          (2) place orders and negotiate the commissions (if any) for all purchases and sales of the investments made by the Portfolio with or through such brokers, dealers, underwriters or issuers as the Sub-Adviser may select;

          (3) maintain the books and records required in connection with its duties hereunder; and

          (4) keep the Investment Adviser informed of developments materially affecting the Portfolio and its investments.

          B. Additional Duties of the Sub-Adviser. In addition to the above, the Sub-Adviser shall:

          (1) cause its officers to attend meetings, either in person or via teleconference, of ATST and furnish oral or written reports, as ATST or the Investment Adviser may reasonably require, in order to keep ATST and its officers and Board fully informed as to the condition of the investments of the Portfolio, the investment recommendations of the Sub-Adviser, and the investment considerations which provide the basis for those recommendations; and

          (2) furnish such information and reports as may reasonably be required by ATST or the Investment Adviser from time to time.

          C. Further Duties of the Sub-Adviser. (1) In all matters relating to the performance of this Agreement, the Sub-Adviser shall act in conformity with the ATST Declaration of Trust and By-Laws, as each may be amended or supplemented, and currently effective Registration Statement (as defined below) and with the written instructions and directions of ATST and the Investment Adviser, and shall comply in all material respects with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable laws and regulations.

          (2) The Sub-Adviser acknowledges that the Portfolio may engage in certain transactions in reliance on exemptions under Rule 10f-3, Rule 12d3-1, Rule 17a-10 and Rule 17e-1 under the 1940 Act. Accordingly, the Sub-Adviser hereby agrees that it will not consult with any other sub-adviser of the Portfolio, or an affiliated person of such other sub-adviser, concerning transactions for the Portfolio in securities or other Portfolio assets. The Sub-Adviser shall be limited to providing investment advice with respect to only the discrete portion of the Portfolio's assets as may be determined from time-to-time by the Investment Adviser, and shall not consult with any other sub-adviser as to any other portion of the Portfolio's assets concerning transactions for the Portfolio in securities or other assets.

          (3) The Sub-Adviser shall promptly notify the Investment Adviser or ATST of any claim, demand, or litigation known to it, and instituted by any third party involving the Investment Adviser or ATST, as used in connection with this Agreement.

          D. Custody. The Sub-Adviser shall have no responsibility with respect to maintaining custody of the Portfolio's assets. The Sub-Adviser shall affirm security transactions with central depositories and advise the custodian of the Portfolio (the "Custodian") or such depositories or agents as may be designated by the Custodian and the Investment Adviser promptly of each purchase and sale of a security on behalf of the Portfolio, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date and the identity of the effecting broker or dealer. The Sub-Adviser shall from time to time provide the Custodian and the Investment Adviser with evidence of authority of its personnel who are authorized to give instructions to the Custodian. The Portfolio shall instruct the Custodian to provide the Sub-Adviser with such information as the Sub-Adviser may reasonably request relating to daily cash levels held by the Portfolio.

          E. Proxy Voting. Unless the Investment Adviser advises the Sub-Adviser in writing that the right to vote proxies has been expressly reserved to the Investment Adviser or ATST or otherwise delegated to another party, the Sub-Adviser shall exercise voting rights incident to any securities held by the Portfolio in accordance with its own proxy voting policies and procedures without consultation with the Investment Adviser or the Portfolio. The Sub-Adviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to the Investment Adviser.

          F. Use of Name. The Sub-Adviser shall give the Portfolio, for the term of this Agreement, a royalty free, nonexclusive, nontransferable right to use the name "Munder" (hereinafter referred to as the "Mark") in the United States as part of the name of the Portfolio, provided such name is approved by the Sub-Adviser in writing. Such right does not include the right to allow third parties to use the Mark except as specifically provided in this Agreement. Neither the Portfolio nor the Investment Adviser shall retain any right to use of the Mark after the termination of this Agreement. Upon termination of this Agreement, the Portfolio will immediately terminate all use of the Mark and destroy any remaining unused sales documentation, promotional, marketing, advertising or other written printed or electronic material or performance information that contains the Mark. The Portfolio acknowledges the ownership of the Mark in the Sub-Adviser, agrees that it will do nothing inconsistent with such ownership and agrees that all its use of the Mark shall inure to the benefit of and be on behalf of the Sub-Adviser. The Portfolio agrees that nothing in this Agreement shall give it any right, title, or interest in the Mark other than the right to use the Mark in accordance with this license and further agrees that it will not attack the validity of the Mark, the title of the Sub-Adviser to the Mark, or the validity of this Agreement. The Portfolio agrees to use its best efforts to ensure that the nature and quality of the services rendered in connection with the Mark shall conform to the terms of this Agreement and any amendments thereto.

          Third-Party Infringement. The Portfolio shall notify the Sub-Adviser of any unauthorized use of the Mark by any third party promptly as such comes to the Portfolio's attention. In the event the Mark is infringed by any third party, the Sub-Adviser at its own expense shall, in the first instance, have the sole right to decide whether to prosecute said infringement, and the Portfolio agrees and undertakes to provide whatever reasonable assistance it can in the prosecution of any such proceeding. The Sub-Adviser shall control the selection of counsel and the prosecution of any such proceeding. In the event that a proceeding is brought by the Sub-Adviser in accordance with this Section for infringement of the Mark, the costs of the proceeding and any losses which may be incurred in connection with such proceeding, including attorney's fees, shall be borne by the Sub-Adviser, and any monetary recovery obtained as a result of a claim of infringement of the Mark shall be paid to the Sub-Adviser.

          Defense of Mark Infringement Litigation. (a) The Portfolio shall promptly notify the Sub-Adviser of any claim, demand, or litigation known to it, and instituted by any third party involving the Mark, as used in connection with the Portfolio. The Sub-Adviser at its own expense shall have the sole right to control the defense of any administrative proceeding or litigation exclusively involving the Mark.

          General. In the prosecution or defense of any proceeding relating to the Mark as used in connection with the Portfolio, the Portfolio agrees to execute any and all documents and to do such acts or things as may, in the reasonable opinion of the Sub-Adviser's counsel, be necessary to carry out such defense or prosecution including, without limitation, joining as party plaintiff(s), petitioner(s) or defendant(s).

     3. COMPENSATION.

     For the services provided by the Sub-Adviser pursuant to this Agreement, the Sub-Adviser shall receive monthly an investment sub-advisory fee at the annual rate (as a percentage of average daily net assets) as specified in Schedule A of this Agreement. If this Agreement is not in effect for an entire month, the amount of sub-advisory fee payable hereunder shall be pro-rated accordingly.

     4. EXPENSES.

     During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in the performance of its duties and its provision of services hereunder, other than the cost of investments (including brokerage fees) purchased and sold for the Portfolio. Notwithstanding the foregoing, the Sub-Adviser shall not bear expenses related to the operation of the Portfolio, including but not limited to, taxes, interests, brokerage fees and commissions, proxy voting expenses and extraordinary Portfolio expenses.

     5. DUTIES OF THE INVESTMENT ADVISER.

     A. The Investment Adviser shall continue to have responsibility for all services to be provided to the Portfolio pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser's performance of its duties and services under this Agreement.

     B. The Investment Adviser has furnished the Sub-Adviser with copies of each of the following documents and will furnish to the Sub-Adviser at its principal office all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available:

          (1) The ATST Declaration of Trust and By-Laws, as each is in effect on the date hereof and as amended from time to time;

          (2) Certified resolutions of the Board authorizing the appointment of the Investment Adviser and the Sub-Adviser and approving this Agreement;

          (3) The ATST Registration Statement under the 1940 Act and the Securities Act of 1933, on Form N-1A, as filed with the Securities and Exchange Commission ("SEC") relating to the Portfolio and its shares and all amendments thereto ("Registration Statement"); and

          (4) A certified copy of any publicly available financial statement or report prepared for ATST by certified or independent public accountants, and copies of any financial statements or reports made by the Portfolio to its shareholders or to any governmental body or securities exchange.

     The Investment Adviser shall furnish the Sub-Adviser with any further documents, materials or information that the Sub-Adviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

     C. During the term of this Agreement, the Investment Adviser shall furnish to the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales documentation, promotional, marketing, advertising and other written, printed or electronic material or performance information or data prepared for distribution to shareholders of the Portfolio or the public, which include the Mark or refer to the Portfolio, the Sub-Adviser or investment companies or other advisory accounts advised or sponsored by the Sub-Adviser in any way, prior to a use thereof which has not been previously approved by the Sub-Adviser. The Investment Adviser shall not use any such materials without the Sub-Adviser's prior written approval, which approval shall not be unreasonably withheld; and the Investment Adviser shall not use any such materials which do not include the Mark if the Sub-Adviser reasonably objects in writing within ten (10) business days (or such other time as may be mutually agreed upon) after the Sub-Adviser's receipt thereof.

     6. BROKERAGE.

     A. The Sub-Adviser agrees that, in placing orders with broker-dealers for the purchase or sale of Portfolio securities, it will attempt to obtain the best execution of its orders. Consistent with these obligations and the terms of
Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser may, subject to any procedures that the Board may adopt, agree to pay a broker-dealer that furnishes brokerage or research services a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if the Sub-Adviser determines in good faith that such commission is reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the Portfolio and its other clients and that the total commissions paid by the Portfolio will be reasonable in relation to the benefits provided to the Portfolio. In no instance will Portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except to the extent permitted by exemptive order of the SEC or in accordance with applicable laws and regulations.

     B. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio, as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

     7. OWNERSHIP OF RECORDS.

     The Sub-Adviser shall maintain all books and records required to be maintained by the Sub-Adviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Portfolio. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees (i) to preserve for the periods prescribed by Rule 31a-3 under the 1940 Act any records that it maintains for the Portfolio that are required to be maintained by Rule 31a-1 under the 1940 Act, and (ii) to provide the Portfolio with access to or copies of any records that it maintains for the Portfolio upon reasonable request by the Portfolio.

     8. REPORTS.

     The Sub-Adviser shall furnish to the Board or the Investment Adviser, or both, as appropriate, such information, reports, evaluations, analyses and opinions as the Sub-Adviser and the Board or the Investment Adviser, as appropriate, may mutually agree upon from time to time.

     9. SERVICES TO OTHER CLIENTS.

     To the extent consistent with the Sub-Adviser's duties and services under this Agreement, nothing contained in this Agreement shall limit or restrict (i) the freedom of the Sub-Adviser, or any affiliated person thereof, to render investment management and corporate administrative services to other investment companies, to act as investment manager or investment counselor to other persons, firms, or corporations, or to engage in any other business activities, or (ii) the right of any director, officer, or employee of the Sub-Adviser, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

     10. THE SUB-ADVISER'S USE OF THE SERVICES OF OTHERS.

     The Sub-Adviser may (at its cost except as contemplated by Section 6 of this Agreement) employ, retain, or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of obtaining such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities, or such other information, advice, or assistance as the Sub-Adviser may deem necessary, appropriate, or convenient for the discharge of its obligations hereunder or otherwise helpful to the Sub-Adviser, as appropriate, or in the discharge of the Sub-Adviser's overall responsibilities with respect to the other accounts that it serves as investment manager or counselor, provided that the Sub-Adviser shall at all times retain responsibility for making investment recommendations with respect to the Portfolio.

     11. LIABILITY AND INDEMNIFICATION OF THE SUB-ADVISER.

     The Sub-Adviser may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be provided by the 1940 Act, neither the Sub-Adviser nor its officers, directors, employees or agents shall be subject to any liability to the Investment Adviser, the Portfolio or any shareholder of the Portfolio for any error of judgment, mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with or arising out of any service to be rendered hereunder, except by reason of willful misfeasance, bad faith or gross negligence in its performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

     The Sub-Adviser shall indemnify and hold harmless the Investment Adviser, the Portfolio and their respective directors, trustees, officers, employees or agents from any and all claims, losses, expenses, obligation and liabilities (including reasonable attorneys fees) arising or resulting from the Sub-Adviser's willful misfeasance, bad faith or gross negligence in its performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

     12. REPRESENTATIONS OF THE SUB-ADVISER.

     The Sub-Adviser represents, warrants, and agrees as follows:

     A. The Sub-Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Investment Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 (a) of the 1940 Act or otherwise.

     B. The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and 204A-1 under the Advisers Act and will provide the Investment Adviser and ATST with a copy of such code of ethics and any amendments thereto, together with evidence of adoption for review and approval by the Board. The Sub-Adviser understands that the Board is required to approve the Sub-Adviser's code of ethics and acknowledges that the Agreement is conditioned upon such Board approval.

     C. The Sub-Adviser has adopted proxy voting policies and procedures reasonably designed to ensure that the proxies are voted in the best interests of the Portfolio and its shareholders and complying with Rule 206(4)-6 under the Advisers Act and will provide the Investment Adviser and ATST with a copy of such policies and procedures and any amendments thereto, together with evidence of adoption for review and approval by the Board. The Sub-Adviser understands that the Board is required to approve the Sub-Adviser's proxy voting policies and procedures and acknowledges that the Agreement is conditioned upon such Board approval.

     D. The Sub-Adviser has provided the Investment Adviser and ATST with a copy of its Form ADV as most recently filed with the SEC and will, promptly after filing any material amendment to its Form ADV with the SEC, furnish a copy of such amendment to the Investment Adviser.

     E. The Sub-Adviser has adopted compliance policies and procedures reasonably designed to prevent violations of the Advisers Act and the rules thereunder, has provided ATST and the Investment Adviser with a copy of such compliance policies and procedures (and will provide them with any amendments thereto), and agrees to assist the Portfolio in complying with the Portfolio's compliance program adopted pursuant to Rule 38a-1 under the 1940 Act, to the extent applicable. The Sub-Adviser understands that the Board is required to approve the Sub-Adviser's compliance policies and procedures and acknowledges that the Agreement is conditioned upon such Board approval.

     F. The Sub-Adviser acknowledges that the Portfolio offers its shares so that it may serve as an investment vehicle for variable annuity contracts and variable life insurance policies issued by insurance companies. Consequently, the Sub-Adviser will manage the Portfolio so that the Portfolio will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and will comply with the diversification requirements of Section 817(h) of the Internal Revenue Code and the regulations issued thereunder, and any other rules and regulations applicable to investment vehicles underlying variable annuity contracts or variable life insurance policies (together, the "Tax Rules"), and it will immediately notify the Investment Adviser and the Portfolio upon having a reasonable basis for believing that the Portfolio has ceased to (i) comply with such Tax Rules or may not be in compliance in the future; or (ii) qualify as a regulated investment company or may not so qualify in the future. In connection with such compliance tests, the Investment Adviser shall inform the Sub-Adviser of any rules and regulations applicable to investment vehicles underlying variable annuity contracts or variable life insurance policies to which the Portfolio is subject, the Investment Adviser shall upon reasonable request prepare and provide reports to the Sub-Adviser, generally within 10 business days of a calendar quarter end relating to the diversification of the Portfolio, and the Sub-Adviser shall review such reports for purposes of determining compliance with such diversification requirements. If it is determined that the Portfolio is not in compliance with the requirements noted above, the Sub-Adviser will take prompt action to bring the Portfolio back into compliance within the time permitted under the Tax Rules.

     G. The Sub-Adviser shall notify the Investment Adviser and the Portfolio immediately of any material fact known to the Sub-Adviser relating to the Sub-Adviser that is not contained in the Registration Statement, or any amendment or supplement thereto, and which is required to be contained therein, or of any statement contained therein that becomes untrue in any material respect.

     H. The Sub-Adviser shall not direct the Portfolio's portfolio securities transactions to a broker or dealer in consideration of such broker or dealer's promotion or sales of shares of the Portfolio, any other series of ATST, or any other registered investment company.

     13. TERM OF AGREEMENT.

     This Agreement shall become effective as of the date set forth above. Unless sooner terminated as provided herein, it shall continue in effect for two years from its effective date. Thereafter, if not terminated, it shall continue for successive 12-month periods, provided that such continuance is specifically approved at least annually (a) by the vote of a majority of the Portfolio's outstanding voting securities (as defined in the 1940 Act) or by the Board and
(b) by the vote, cast in person at a meeting called for the purpose, of a majority of the Trustees who are not interested persons (for regulatory purposes) of ATST or the Investment Adviser. This Agreement may be terminated at any time, without payment of any penalty, on 60 days' written notice to the Investment Adviser or the Sub-Adviser, as appropriate, by (i) the Board, (ii) a vote of a majority of the outstanding voting securities of the Portfolio, (iii) the Investment Adviser, or (iv) the Sub-Adviser. This Agreement shall terminate automatically in the event of its assignment (as defined or interpreted for regulatory purposes) or the termination of the Advisory Agreement.

     14. NOTICES.

     Any notice shall be sufficiently given when sent by certified U.S. mail, national expenses deliver service, or facsimile to the parties at the address below:

     If to ATST:

          AEGON/Transamerica Series Trust
          570 Carillon Parkway
          St. Petersburg, FL 33716
          Attn: John K. Carter
          Telephone: (727) 299-1824
          Fax: (727) 299-1641

     If to the Investment Adviser:

          Transamerica Fund Advisors, Inc.
          570 Carillon Parkway
          St. Petersburg, FL 33716
          Attn: John K. Carter
          Telephone: (727) 299-1824
          Fax: (727) 299-1641

     If to the Sub-Adviser:

          Munder Capital Management
          480 Pierce Street, Suite 300
          Birmingham, MI 48009
          Attn: General Counsel
          Telephone: 248-647-9201
          Fax: 248-209-1247

     15. AMENDMENT OF AGREEMENT.

     No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement shall be effective until approved by the Board and, solely to the extent required by the 1940 Act, regulations thereunder and/or interpretations thereof, the shareholders of the Portfolio.

     16. MISCELLANEOUS.

     A. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof, and the 1940 Act. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

     B. Captions. The captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

     C. Entire Agreement. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties relating to the subject matter hereof, and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.

     D. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected, and to this extent, the provisions of this Agreement shall be deemed to be severable.

     E. Definitions. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to authoritative interpretations thereof.

     F. Confidentiality. Each party agrees that it will treat confidentially all information provided by any other party regarding such other parties' businesses and operations, including without limitation the investment activities or holdings of the Portfolio. All confidential information provided by a party hereto shall not be disclosed to any unaffiliated third party without the prior consent of the providing party; however, the Portfolio's portfolio holdings information may be disclosed in a manner consistent with the policies and procedures adopted by the Board regarding its dissemination. The foregoing shall not apply to any information that is public when provided or thereafter becomes public through no wrongful act of the recipient or which is required to be disclosed by any regulatory authority in the lawful and appropriate exercise of its jurisdiction over a party, by any auditor of the parties hereto, by judicial or administrative process or otherwise by applicable laws, rules or regulations.

     G. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original of the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA FUND ADVISORS, INC.


By: /s/ Christopher A. Staples
    ---------------------------------
Name: Christopher A. Staples
Title: Sr. Vice President, Investment
       Management


MUNDER CAPITAL MANAGEMENT


By: /s/ Stephen J. Shenkenberg
    ---------------------------------
Name: Stephen J. Shenkenberg
Title: Managing Director

                             SUB-ADVISORY AGREEMENT

                                   SCHEDULE A

  PORTFOLIO    SUB-ADVISER COMPENSATION*
------------   -------------------------
MUNDER NET50   0.50% of the Portfolio's average daily net assets

*    As a percentage of average daily net assets on an annual basis.

                                    EXHIBIT B

          DIRECTORS AND PRINCIPAL EXECUTIVE OFFICER(S) OF TRANSAMERICA
                               FUND ADVISORS, INC.

The address of each director and principal executive officer is 570 Carillon Parkway, St. Petersburg, Florida 33716.

NAME AND POSITION WITH THE INVESTMENT ADVISER          PRINCIPAL OCCUPATION/POSITION
---------------------------------------------          -----------------------------
John K. Carter                                         President and Chief Executive Officer, ATST, TA IDEX and TIS;
Director, President, Chief Executive Officer           Director, President and Chief Executive Officer, TFS; Vice
                                                       President, AFSG Securities Corporation; Chief Executive Officer,
                                                       Transamerica Investors, Inc. ("TII")

Dennis P. Gallagher                                    Sr. Vice President, General Counsel and Secretary, ATST, TA IDEX
Director, Senior Vice President, General Counsel and   and TIS; Vice President and Secretary, TII; Director, Sr. Vice
Secretary                                              President, General Counsel & Secretary, TFS

Christopher A. Staples                                 Senior Vice President - Investment Management, ATST, TA IDEX and
Director and Senior Vice President -                   TIS; Vice President - Investment Administration TII
Investment Management

T. Gregory Reymann, II                                 Chief Compliance Officer and Senior Vice President, ATST, TA IDEX
Senior Vice President and Chief Compliance Officer     and TIS; Chief Compliance Officer and Vice President, TII; Vice
                                                       President & Senior Counsel, TFS

Carol A. Sterlacci                                     Senior Vice President and Treasurer, TFS
Senior Vice President, Chief Financial Officer and
Treasurer

                                    EXHIBIT C

            PRINCIPAL EXECUTIVE OFFICERS OF MUNDER CAPITAL MANAGEMENT

The address of each of the following persons is 480 Pierce Street, Suite 300, Birmingham, Michigan 48009.

         NAME            POSITION WITH MUNDER
         ----            --------------------
John S. Adams            Chief Executive Officer and Chief Investment Officer
Peter K. Hoglund         Managing Director, Chief Administrative Officer
Peter G. Root            Managing Director and Chief Investment Officer, Fixed Income
Stephen J. Shenkenberg   Managing Director, General Counsel, Chief Compliance Officer and Secretary
Tony Y. Dong             Managing Director, Mid-Cap Equities
Sharon E. Fayolle        Managing Director, Cash Management
James V. FitzGerald      Managing Director, Retail Marketing
Anne K. Kennedy          Managing Director, Institutional Investment Services
Beth A. Obear            Managing Director, Human Resources

                                    EXHIBIT D

                OTHER FUNDS ADVISED BY MUNDER CAPITAL MANAGEMENT

     The following table lists certain information regarding similar funds for which Munder provides investment advisory services, other than the Portfolio that is addressed by this Information Statement. All of the information below is given as of December 31, 2006. As sub-adviser to the Portfolio, Munder performs a much more limited set of services and assumes significantly reduced responsibilities for the Portfolio than it does for the funds shown in the table below, for which Munder acts as investment adviser.

                                                                                                  WAIVER, REIMBURSEMENTS, OR
FUNDS WITH INVESTMENT OBJECTIVES                     ADVISORY FEE (AS A PERCENTAGE OF AVERAGE     REDUCTION OF ADVISORY FEE,
SIMILAR TO THOSE OF MUNDER NET50   NET ASSETS ($)                DAILY NET ASSETS)                          IF ANY
--------------------------------   --------------   ------------------------------------------    --------------------------
Munder Internet Fund               $541.8 million   1.00% of the first $1 billion of average      None
                                                    daily net assets; and 0.85% of average
                                                    daily net assets in excess of $1 billion

Munder Technology Fund             $112.6 million   1.00% of the first $300 million of average    None
                                                    daily net assets; 0.90% of the next $700
                                                    million; and 0.80% of average daily net
                                                    assets in excess of $1 billion


                                      D-1